                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
|_|  Preliminary proxy statement.         |_|  Confidential, for use of the
|X|  Definitive proxy statement.                  Commission only (as permitted
|_|  Definitive additional materials.             by Rule 14a-6(e)(2)).
|_|  Soliciting material pursuant to Rule
       14a-11(c) or Rule 14a-12.

                              TUTOGEN MEDICAL, INC.

                (Name of Registrant as specified in its Charter)

                                      None.

    (Name of person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424




                                                                February 8, 2005


Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of the Shareholders of Tutogen Medical, Inc. (the "Company"), which will be held on March 14, 2005 at the Doubletree Hotel, 8250 North Central Expressway, Dallas, Texas 75206 at 10:00 a.m. local time.

        At the Annual Meeting, you will be asked (i) to elect eight (8) directors, (ii) to amend the Company's 1996 Stock Option Plan increasing the total number of shares covered by the Plan from 3,500,000 to 4,000,000, (iii) to ratify the appointment of Deloitte & Touche, L.L.P. as the Company's auditors for the fiscal year ending September 30, 2005 and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders, and the Proxy Statement providing information concerning the matters to be acted upon at the meeting. Of course, the Board of Directors will be present at the Annual Meeting to answer any questions you might have.

        YOUR VOTE IS IMPORTANT! The Company's Board of Directors would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card, which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

        I sincerely hope you will be able to attend the Annual Meeting and I look forward to seeing you at the 2005 Annual Meeting of Shareholders.


                                                Very truly yours,



                                                Roy D. Crowinshield, Ph.D.
                                                CHAIRMAN OF THE BOARD

                             TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 14, 2005


TO THE SHAREHOLDERS OF TUTOGEN MEDICAL, INC.:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of the Shareholders of Tutogen Medical, Inc., a Florida corporation (the "Company") will be held at the Doubletree Hotel, 8250 North Central Expressway, Dallas, Texas 75206, 10:00 a.m. local time, to act on the following matters:

        1. To elect eight (8) directors to serve until the 2006 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

        2. To approve an amendment to the Company's 1996 Stock Option Plan increasing the number of shares covered thereby from 3,500,000 to 4,000,000 shares;

        3. To ratify the appointment of Deloitte & Touche L.L.P. as the Company's independent auditors for the fiscal year ending September 30, 2005; and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at 5:00 p.m., Eastern Standard Time, on February 1, 2005 are entitled to receive notice of, and to vote at, the Annual Meeting. EACH SHAREHOLDER, EVEN THOUGH HE OR SHE MAY PRESENTLY INTEND TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND TO RETURN IT WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.


                                            By Order of the Board of Directors



                                            Roy D. Crowninshield, Ph.D.
                                            CHAIRMAN OF THE BOARD

West Paterson, New Jersey
February 8, 2005

                              TUTOGEN MEDICAL, INC.
                               1130 MCBRIDE AVENUE
                         WEST PATERSON, NEW JERSEY 07424


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 14, 2005

                               GENERAL INFORMATION

        This Proxy Statement is being furnished to the holders ("Shareholders") of the common shares, par value $.01 per share ("Common Shares"), of Tutogen Medical, Inc., a Florida corporation (the "Company") in connection with the solicitation, by the Company's Board of Directors, of proxies for use at the 2005 Annual Meeting of Shareholders to be held on March 14, 2005 at 10:00 a.m. (the "Annual Meeting") and at any adjournment thereof. The Annual Meeting will be held at the Doubletree Hotel, 8250 North Central Expressway, Dallas, Texas 75206.

        At the Annual Meeting, Shareholders will be asked to consider and vote on (i) the election of eight (8) directors, (ii) an amendment to the Company's 1996 Stock Option Plan increasing the total number of shares covered by the Plan from 3,500,000 to 4,000,000 and (iii) the ratification of Deloitte & Touche, L.L.P. as the Company's auditors for the fiscal year ending September 30, 2005. All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated thereon, if any. If no instructions are indicated, such proxies will be voted FOR the election of the Board of Directors' nominees for directors, FOR the amendment to the 1996 Stock Option Plan and FOR the ratification of Deloitte & Touche L.L.P. as the Company's auditors.

        The Board of Directors has fixed 5:00 p.m., Eastern Standard Time, on February 1, 2005 as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On February 1, 2005 there were 15,915,960 issued and outstanding Common Shares of the Company, constituting the only class of stock outstanding. The presence of a majority of the outstanding Common Shares as of the Record Date, in person or represented by proxy, will constitute a quorum at the Annual Meeting.

        Any Shareholder may revoke his or her proxy, at any time before it is exercised, by (i) duly executing and submitting a subsequently dated proxy, (ii) delivering a subsequently dated written notice of revocation to the Company, which notice is received at or before the Annual Meeting, or (iii) voting in person at the Annual Meeting (although, mere attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, located at the address set forth above.

        This Proxy Statement and the enclosed proxy card are first being sent to Shareholders, together with the Notice of Annual Meeting, on or about February 8, 2005. SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WITH THESE MATERIALS. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

        In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors of the Company ("Directors") to be elected at the Annual Meeting at eight (8). The Board of Directors has unanimously nominated the following persons (each, a "Nominee"), all of whom are current Directors, to stand for election at the Annual Meeting. Each Nominee has agreed, if elected, to hold office until the 2006 Annual Meeting of Shareholders and until his successor has been duly elected and qualified.

        It is intended that the proxies received from Shareholders, unless contrary instructions are given therein, will be voted in favor of the election of the Nominees named below, each of whom has consented to being named herein and have indicated their intention to serve if elected. If any Nominee, for any reason, should become unavailable for election, or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person, as the Company's Board of Directors shall designate to replace such Nominee. The Board of Directors has no reason to believe that any of the Nominees will not be available or prove unable to serve if so elected.

NOMINEES FOR DIRECTOR

        The following table sets forth the names and ages of each person nominated for election as a Director of the Company, the positions and offices that each Nominee has held with the Company, and the period during which each has served in such positions and offices. Each Director serves for a term of one
(1) year and until his successor is duly elected and qualified.


                                     TABLE OF NOMINEES

                                                                             Period Served
Name of Nominee                      Age        Positions/offices          in Office/Position
---------------                      ---        -----------------          ------------------

G. Russell Cleveland                 66             Director                 1997 - present

Roy D. Crowinshield, Ph.D.           56       Chairman of the Board          2004 - present
                                                    Director                 2003 - present

Robert C. Farone                     62             Director                 1999 - present

J. Harold Helderman, M.D.            59             Director                 1997 - present

Richard J. May                       40             Director                 2004 - present

Guy L. Mayer                         53      Chief Executive Officer     January 2005 - present
                                                    Director             January 2005 - present

Thomas W. Pauken                     61             Director                 1999 - present
                                              Chairman of the Board            2000 - 2004

Carlton E. Turner, Ph.D., D.Sc.      64             Director                 2000 - present

        Set forth below are descriptions of the business experience during the past five (5) years or more, and other biographical information, for the Nominees seeking election to the Board of Directors.

        G. RUSSELL CLEVELAND is the President, Chief Executive Officer, sole Director, and majority shareholder of Renaissance Capital Group, Inc. ("Renaissance"). He is also President, Chief Executive Officer, and a director of Renaissance Capital Growth & Income Fund III, Inc. Mr. Cleveland is a Chartered Financial Analyst with more than thirty-five (35) years experience as a specialist in investments for smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland currently serves on the Boards of Directors of Renaissance U.S. Growth & Income Trust PLC, Cover-All Technologies, Inc., Digital Recorders, Inc., Integrated Security Systems, Inc., and BFS U.S. Special Opportunities Trust PLC (London).

        ROY D. CROWNINSHIELD, PH.D. is the current Chairman of the Board. Prior to joining Tutogen, Dr. Crowninshield served twenty-one (21) years in various capacities at Zimmer Holdings, Inc., ("Zimmer") including President of Zimmer's U.S. operations and most recently as the Company's Chief Scientific Officer. Prior to joining Zimmer in 1983, he was a faculty member at the University of Iowa where he led many research projects evaluating the function of total joint implants. He currently holds academic appointments as a professor in the Orthopedic Surgery Department at Rush Medical College in Chicago, Illinois and as an adjunct professor in the College of engineering of the University of Notre Dame. He holds an undergraduate and doctorate degrees from the University of Vermont. He has worked in the orthopedic industry for over twenty (20) years and has extensive experience in the research and development, manufacture, and clinical investigation of orthopedic implants. He has authored more than 100 journal articles, book chapters, and published abstracts in orthopedics and engineering.

        ROBERT C. FARONE has been Vice President/General Manager of Samsonite Company Stores since June 2001. Samsonite Company Stores is a chain of 188 retail luggage stores. Mr. Farone had been President of Bag'n Baggage, Ltd. from June 1985 through February 2001. Bag'n Baggage is an 80-store retailer of luggage and leather goods operating in eight (8) states under the trade names Bag'n Baggage, Biagio, Houston Trunk Factory, Malm and Roberto's. Mr. Farone has also served as a director on the board of Caribbean Marine, Inc. from June 1985 to April 2001. From September 1985 to July 1986 he served as a director on the board of 50 Off Stores, and from August 1988 to September 1991 he served as Chairman of the Board. 50 Off Stores was a regional chain of deep discount stores specializing in ready to wear having 72 locations in five states.

        J. HAROLD HELDERMAN, M.D. is Dean of Admissions and Professor of Medicine, Microbiology and Immunology at Vanderbilt University, Nashville, Tennessee, and is the Medical Director of the Vanderbilt Transplant Center. Dr. Helderman received his MD from the State University of New York, Downstate Medical Center in 1971, Summa Cum Laude. In addition to book and monograph writings, he has authored more than 125 publications in his field of transplant medicine. Dr. Helderman is past President of the American Society of Transplantation.

        RICHARD J. MAY has been Vice President of Tax and Tax Counsel for Zimmer since January 2004. Prior to this, Mr. May held both tax and finance senior executive positions with Centerpulse USA Holding, Inc., which was recently acquired by Zimmer. His most recent position with Centerpulse was Group Vice President Finance and Tax Counsel, primarily responsible for the worldwide/global tax function. Mr. May has over eighteen (18) years of experience in corporate tax, accounting and finance roles. Prior to joining Centerpulse (previously Sulzer Medica), he worked at Rockwell International and Arthur Anderson & Co. He holds a bachelor's degree in accounting (suma cum laude) from Texas A&M University, and a Juris Doctor degree (cum laude) from the University of Houston Law Center. He is a certified public accountant and a member of the Texas Bar Association.

        GUY L. MAYER is the current Chief Executive Officer of the Company. Prior to joining Tutogen, Mr. Mayer served as Chairman and CEO of Visen medical, a private Biotech company focused on Molecular Imaging technologies and prior to Visen, was President and CEO of ETEX Corporation, a private biomedical company based in Cambridge, MA. For thirteen (13) years prior to joining ETEX, Mr. Mayer held various senior positions at Zimmer, then a division of Bristol Myers Squibb with sales in excess of $1.2 billion. Mr. Mayer's positions at Zimmer included President, Global Products Group, President, Orthopedics Implant Division, President, Zimmer Japan and Sr. Vice President, Zimmer International. Prior experience includes general management positions with Picker International in diagnostic imaging, and American Hospital Supply Corporation. Mr. Mayer is a 1974 Graduate of the University of Ottawa and currently serves on the Board of Directors of Spire Corporation, a publicly owned corporation, and several private companies.

        THOMAS W. PAUKEN currently serves as the Trustee for Capital Partners II, Ltd. Liquidating Trust. He also serves on the Board of TOR Minerals International, Inc. For six (6) years, Mr. Pauken served as Vice President and Corporate Counsel of Garvon, Inc., a Dallas-based venture capital company. From 1981 to 1985, Mr. Pauken served as Director of ACTION, an independent federal agency. He also served on the White House legal counsel's staff during the Reagan Administration. Mr. Pauken's military service included a tour of duty in Vietnam as a Military Intelligence Officer. Mr. Pauken received a B.A. from Georgetown University and J.D. degree from Southern Methodist University Law School.

        CARLTON E. TURNER, PH.D., D.SC. has been the President and Chief Executive Officer of Carrington Laboratories, Inc. ("Carrington") (NASDAQ: CARN) since April 1995. Carrington is a research-based pharmaceutical and medical device company in the field of wound care products. Dr. Turner has also served as the Chief Operating Officer from November 1994 to April 1995 and as the Executive Vice President of Scientific Affairs from January 1994 to November 1994 at Carrington. Before that, he was the President, Chief Operating Officer and Founder of Princeton Diagnostic Laboratories of America from 1987 to 1993. From 1981 to 1987 he was an Assistant to President Ronald Reagan with Cabinet Rank and Director of the White House Drug Policy Office. Previously, he was a Research Professor and Director of the Research Institute of Pharmacological Science, University of Mississippi.

DIRECTOR MEETINGS AND COMMITTEES

        During the fiscal year ended September 30, 2004 ("Fiscal Year 2004"), the Board of Directors of the Company held a total of four (4) regular and four
(4) telephonic meetings. Each of the directors attended at least eighty percent (80%) of the total number of meetings of the Board of Directors. It is the Company's policy that each of the incumbent directors attends the Annual Meetings of Shareholders.

        The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee, each consisting entirely of independent directors. The Board of Directors has determined, after considering all the relevant facts and circumstances, that Messrs. Cleveland, Farone, Pauken and Drs. Helderman and Turner are independent directors, as "independence" is defined by the listing standards of the American Stock Exchange (the "Exchange"), because they have no material relationship with us.

        The Board of Directors has adopted charters for the Audit, Compensation and Nominating Committees describing the authority and responsibilities delegated to each committee by the board. The Board of Directors has also adopted Corporate Governance Guidelines and a Code of Ethics. The charters of the Audit, Compensation and Nominating Committees and the Corporate Governance Guidelines and Code of Ethics have been posted on the Company's website at www.tutogen.com. These documents are also available in print to any stockholder requesting a copy in writing from the corporate secretary at the executive offices set forth in this proxy statement.

        AUDIT COMMITTEE

        The Company has a standing Audit Committee consisting of three (3) members. For Fiscal Year 2004, the members of the Audit Committee were Messrs.
G. Russell Cleveland, Robert C. Farone and Dr. Carlton E. Turner. The Committee met four (4) times during Fiscal Year 2004. Each member of the Audit Committee is a member of the Board of Directors and "independent", as such term is defined in the Exchange listing standards currently in effect and applicable to the Company. Each of the members of the Audit Committee, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting. Although no member of the Committee has a professional certification in accounting, Mr. Cleveland and Dr. Turner each has significant employment experience as a Chief Executive Officer with financial oversight responsibilities. Dr. Turner has also served as the Chief Operating Officer of various companies. In addition, Mr. Cleveland is a graduate of the Wharton School of Business and has more than thirty-five (35) years of experience as a financial analyst. The Company believes both Mr. Cleveland and Dr. Turner qualify as "financial experts" under the Securities and Exchange Commission regulations. The background and experience of each of the Audit Committee members is more fully disclosed in their biographies under "Nominees for Director".

        The mission of the Company's Audit Committee is to ensure accurate and reliable financial reporting by the Company, and to promote shareholder confidence in the reliability of the Company's financial information. To this end, the Audit Committee independently reviews and oversees the Company's internal reporting process, and helps ensure that management develops and adheres to a sound system of internal controls. The Audit Committee also is responsible for retaining and overseeing the Company's independent auditors, and facilitates the auditors' objective review and assessment of the Company's financial statements and its internal reporting practices. The Audit Committee serves as a forum, separate from management, within which the independent auditors, among others, can candidly address issues of concern. To specify and clarify the duties of the Audit Committee, the Company has adopted a formal written charter. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis.

        NOMINATING COMMITTEE

        The purpose and responsibilities of the Nominating Committee include the identification of individuals qualified to become board members, the recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to the Company, the oversight of the selection and composition of Committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. During fiscal 2004, the Nominating Committee consisted of Messrs. Cleveland, Farone, Pauken and Drs. Helderman and Turner. The Nominating Committee met one (1) time during 2004. The Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to the Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to the Company's secretary at the address listed herein. The Nominating Committee identifies and evaluates nominees for the Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career, diversity, and the extent to which the nominee would fill a present need on the Board of Directors. As discussed above, the members of the Nominating Committee are independent, as that term is defined by the listing standards of the Exchange.

        COMPENSATION COMMITTEE

        The Board of Directors has appointed a Compensation Committee, consisting of independent members of the Board of Directors, to review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and determine and approve the compensation level of the Chief Executive Officer based on this evaluation. For Fiscal Year 2004, the members of the Compensation Committee were Messrs. Robert C. Farone, Thomas W. Pauken and Dr. J. Harold Helderman. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of the other executive officers, and considers the grant of stock options to the executive officers under the 1996 Stock Option Plan. The Compensation Committee makes every effort to ensure that the compensation plan is consistent with the Company's values and is aligned with the Company's business strategy and goals. The Compensation Committee held three (3) meetings during fiscal 2004.

        The compensation program for executive officers consists primarily of base salary, incentive bonuses, annual discretionary bonuses, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans that generally are available to all employees.

        The Company's philosophy is to pay base salaries to executives at levels that enable the Company to attract, motivate, and retain highly qualified executives, taking into account the possibility of performance-based bonuses. The bonus program is designed to reward individuals for performance based on the Company's financial results as well as the achievement of personal and corporate objectives that contribute to the long-term success in building stockholder value. Stock option grants are intended to result in minimal or no rewards if the price of the Company's common stock does not appreciate, but may provide substantial rewards to executives as stockholders in general benefit from stock price appreciation.

        Each of Messrs. Mayer and Kruger is a party to an employment agreement which provides for designated base salaries plus incentive compensation based on the performance of the Company and the employees as determined by the Board of Directors.

        SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

        At the 2005 Annual Meeting of the Board of Directors, following the Annual Meeting of Shareholders, the Board intends to adopt new policies and procedures relating to shareholder communications with the Company's directors. It is presently anticipated that this initiative will provide that shareholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors, and that all such correspondences should be sent to the Company's principal office. It is also anticipated that all shareholder communications to directors will be opened by the Office of the Corporate Secretary for the purpose of determining whether the contents represent a message to the directors before being forwarded to the addressee. In addition, the Corporate Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. It is further anticipated that the new director communications policy will exclude the forwarding to directors of certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material.

COMPENSATION OF DIRECTORS

        The Company's outside Directors receive a $6,000 annual retainer, $1,500 per meeting for attendance at Board meetings, and $500 per telephonic meeting, plus reimbursement of out-of-pocket expenses. The Chairman of the Board receives $1,000 per month for his services as Chairman. Additionally, the Company's Directors are eligible to participate in the Company's 1996 Stock Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The rules of the Securities and Exchange Commission require our directors, officers, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the Commission. The regulations also require that such persons to furnish the Company with copies of all such reports they file. To our knowledge, based solely upon our review of the copies of such reports received by us during the fiscal year ended September 30, 2004 and representations from our officers, directors and ten percent (10%) shareholders, the Company believes that each person who, at any time during Fiscal Year 2004 was a director, officer, or beneficial owner of more than ten percent (10%) of our common stock, complied with all Section 16(a) filing requirements during the such year.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                     THE ELECTION OF ALL EIGHT (8) NOMINEES.

                             ----------------------

                                   PROPOSAL II

                     AMENDMENT TO THE 1996 STOCK OPTION PLAN

        The Company has a 1996 Stock Option Plan (the "1996 Plan") to attract, maintain and develop management by encouraging ownership of the Company's common stock by Directors, Officers and other key employees. The 1996 Plan presently reserves 3,500,000 shares of the Company's common stock for issuance thereunder. As of January 8, 2005, options have been issued to purchase 3,367,097 shares leaving 132,903 shares available for issuance under the 1996 Plan. Unless sooner terminated, the 1996 Plan will expire on February 27, 2006.

        The Board of Directors of the Company has unanimously approved for submission to a vote of the shareholders a proposal to amend the 1996 Plan to provide for an increase in the number of shares reserved for issuance under the 1996 Plan from 3,500,000 shares of common stock to 4,000,000 shares of common stock. The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the Amendment because it will provide sufficient shares remaining under the Plan to enable the Board to utilize stock based incentive compensation for both current and future employees of the Company.

        The proposed amendment will cause Section 3.1 of the Plan to be replaced with the following:

        3.1 SHARES SUBJECT TO PLAN. THE STOCK SUBJECT TO THE OPTIONS GRANTED UNDER THE PLAN SHALL BE SHARES OF THE COMPANY'S AUTHORIZED BUT UNISSUED COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON STOCK"). THE TOTAL NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO OPTIONS GRANTED UNDER THE PLAN SHALL NOT EXCEED 4,000,000 SHARES OF COMMON STOCK.

        The proposed amendment to the 1996 Plan will be adopted upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the Meeting. Except for such amendment, if approved by the shareholders, the 1996 Plan will remain unchanged.

        At January 31, 2005 the closing market price of the Company's shares was $ 2.37.

SUMMARY OF THE PLAN

        The following is a summary of the provisions of the 1996 Plan. This summary is qualified in its entirety by reference to the 1996 Plan, a copy of which may be obtained from the Company.

        The 1996 Plan authorizes the granting of both incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986 ("ISO"), and non-statutory stock options ("NSSO") to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the 1996 Plan. The 1996 Plan also authorizes the granting of NSSO's to non-employee Directors and consultants of the Company. Pursuant to the 1996 Plan, an option to purchase 10,000 shares of Common Stock shall be granted automatically to each outside Director who is newly elected to the Board. In addition, the Plan provides for the granting of options to purchase 2,500 shares of Common Stock on the date of each annual meeting of shareholders to each outside Director who has served in that capacity for at least the past six (6) months and continues to serve following such meeting.

        The Board of Directors or the Compensation and Stock Option Committee is responsible for the administration of the 1996 Plan and determines the employees to which options will be granted, the period during which each option will be exercisable, the exercise price, the number of shares of the Common Stock covered by each option, and whether an option will be a non-qualified or an incentive stock option. The exercise price, however, for the purchase of shares subject to such an option, cannot be less than one hundred percent (100%) of the fair market value of the Common Stock on the date the option is granted. The Stock Option Committee has no authority to administer or interpret the provisions of the 1996 Plan relating to the grant of options to outside Directors. The Compensation Committee also acts as the Stock Option Committee.

        No option granted pursuant to the 1996 Plan is transferable otherwise than by will or the laws of descent and distribution. The term of each option granted to an employee under the 1996 Plan is determined by the Board of Directors or the Compensation and Stock Option Committee, but in no event may such term exceed ten (10) years from the date of grant. Each option granted to an outside Director under the 1996 Plan shall be exercisable in whole or in part during the four (4) year period commencing on the date of the grant of such option. Any option granted to an outside Director should remain effective during its entire term, regardless of whether such Director continues to serve as a Director. The purchase price per share of Common Stock under each option granted to a Director will be the fair market value of such share on the date of grant.

        The vesting period for options granted under the 1996 Plan are set forth in an option agreement entered into with the optionee. Options granted to an optionee terminate three (3) years after retirement. In the event of death or disability, all vested options expire one year from the date of death or termination of employment due to disability. Upon the occurrence of a "change in control" of the Company, the maturity of all options then outstanding under the 1996 Plan will be accelerated automatically, so that all such options will become exercisable in full with respect to all shares that have not been previously exercised or become exercisable. A "change in control" includes certain mergers, consolidation, and reorganization, sales of assets, or dissolution of the Company.

FEDERAL INCOME TAX CONSEQUENCES

        The holder of an ISO does not realize taxable income upon the grant or upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the options sold or otherwise disposed of within two (2) years from the option grant date or within one year from the exercise date then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two (2) years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

        An optionee does not realize taxable income upon the grant of an NQO. In general, the holder of a NQO realizes ordinary income in an amount equal to the difference between the exercise price and the market value on the date of exercise. The Company is entitled to an expense deduction at the same time and in a corresponding amount.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              ---------------------

                                  PROPOSAL III

                    APPROVAL AND RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected the firm of Deloitte & Touche L.L.P., independent public accountants, to be the Company's auditors for the fiscal year ending September 30, 2005, and recommends that Shareholders vote to ratify that appointment. Although neither the law nor the governing documents of the Company requires the submission of this matter to a Shareholder vote, in the event of a negative vote, the Board of Directors will reconsider its selection of auditors. Ratification of the appointment of the auditors will require that, at a meeting where a quorum is present, the votes cast in favor of the ratification exceed those votes cast opposing ratification. Deloitte & Touche L.L.P. is expected to have a representative at the Annual Meeting who will be available to respond to appropriate questions from Shareholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                              ---------------------

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the cash and non-cash compensation paid to or accrued to all persons who have served as Chief Executive Officer and other officers or individuals whose compensation exceeded $100,000 for the Fiscal Year 2004.

                                                                             Long Term
                                                                            Compensation
                                                                               Awards
                                                                               ------

                                                   Annual Compensation
                                                   -------------------       Securities      All Other
                                      Fiscal                                 Underlying     Compensation
Name and Principal Position            Year      Salary ($)     Bonus ($)    Options (#)       (1)($)
---------------------------            ----      ----------     ---------    -----------       ------
Roy D. Crowinshield, Ph.D.(2)          2004         21,000           0         100,000           0
Chief Executive Officer
and Interim Chief Executive Officer

Manfred K. Kruger
President and Chief                    2004        428,550           0            0            67,600
Operating Officer                      2003        352,500        179,700       37,500         76,900
                                       2002        282,500         68,000       50,000         58,600
George Lombardi
Chief Financial Officer                2004        166,500           0            0              0
Treasurer and Secretary                2003        160,125         67,500       20,000           0
                                       2002        152,300         29,000         0              0
Dr. Karl Koschatzky
Vice President of                      2004        140,000           0            0            39,100
R & D Worldwide                        2003        107,600         32,400       45,000         28,800
                                       2002         91,200         18,750       15,000         17,600

------------
(1) Includes primarily pension contribution and automobile leasing and other automobile related expenses.
(2) Dr. Crowninshield was appointed Chairman and interim Chief Executive Officer on July 1, 2004. As CEO of the Company, Dr. Crowninshield devoted at least one-third of his time on Company affairs for which he was compensated at the rate of $7,000 per month and was granted options to purchase 100,000 shares of the Company's Common Stock. Effective January 1, 2005, Dr. Crowninshield resigned as Chief Executive Officer and was replaced by Mr. Guy L. Mayer. Dr. Crowninshield remains as Chairman of the Board.

EMPLOYMENT AGREEMENTS

        On December 6, 2004, the Company entered into an employment agreement with Mr. Guy L. Mayer to serve as Chief Executive Officer (CEO) of the Company, commencing January 1, 2005. The term of employment is indefinite and terminates upon written notice by the Company, notice of termination by Mr. Mayer or termination of employment for cause. Minimum notice of termination by the Company, except for cause, is one (1) year from the end of any calendar quarter. Mr. Mayer's employment annual base salary is $300,000. In addition, the employment agreement provides for a bonus for the balance of the Company's fiscal year 2005 in an amount up to ninety percent (90%) of his earned salary for fiscal 2005, subject to the Company realizing certain performance goals based on revenue and operating income. In addition, on January 3, 2005, Mr. Mayer was granted a ten (10) year option to purchase 250,000 shares of the Company's Common Stock, exercisable at the market price ($2.60) on the date of grant, twenty-five percent (25%) vesting on the date of grant and twenty-five percent (25%) on each of the first three (3) anniversaries.

        The Company has an employment agreement with Manfred Kruger, its President, Chief Operating Officer and Managing Director, International Operations. Pursuant to that agreement, the term of Mr. Kruger's employment with the Company commenced on June 16,1997. The agreement is for an indefinite period and shall terminate upon written notice by the Company, notice of his election to terminate, or the Company terminates his employment for cause. Minimum notice of termination by the Company, except for cause, is one (1) year from the end of a calendar quarter. Mr. Kruger's annual base salary commencing April 1, 2005 will be $320,000. In addition, the employment agreement provides for an annual bonus in an amount up to forty-seven percent (47%) of his annual base salary, subject to the satisfaction of reasonable performance goals established by the board. In addition, Mr. Kruger has a "change of control" agreement whereby he is entitled to twelve (12) months salary in the event he is terminated as the result of a change of control of the Company.

        The Company has a severance agreement with George Lombardi, its Chief Financial Officer, Treasurer and Secretary. Pursuant to that agreement, upon written notice of his termination at least six weeks before the end of a calendar quarter, the Company will provide Mr. Lombardi with six (6) months salary including medical benefits. Mr. Lombardi's annual base salary is currently $166,500. The Company also provides a management incentive bonus in an amount up to forty-one percent (41%) of his annual salary, subject to the satisfaction of reasonable performance goals established by the board. In addition, Mr. Lombardi has a "change of control" agreement whereby he is entitled to twelve (12) months salary including medical benefits in the event he is terminated as the result of a change of control of the Company.

MANAGEMENT BONUS INCENTIVE PLAN

        The Company provides a management bonus incentive plan based on operating goals agreed upon by the Board of Directors and individual MBO's (Management by Objectives), both established on or about the beginning of each fiscal year. The incentive bonus can range up to forty-one percent (41%) of salary for key managers to forty-seven percent (47%) for the President and Chief Operating Officer to ninety percent (90%) for the Chief Executive Officer.

OPTION GRANTS IN FISCAL YEAR 2004

                                            OPTION GRANTS IN FISCAL YEAR 2004
                                                   (Individual Grants)

                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                     Number of      Percent of                                 Annualized Rates of
                                    Securities        Total                                        Stock Price
                                    Underlying       Options      Exercise or                   Appreciation for
                                      Options      Granted To      Base Price    Expiration      Option Term (1)
                                    Granted (#)     Employees        ($/Sh)         Date         5%          10%
                                    -----------    ----------     -----------    -----------  ----------   --------
Roy D. Crowninshield, Ph.D.           100,000         44.4%          $3.75        8/5/2014     $610,835    $972,653

(1) Potental realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the due date of grant until the expirationof the option term. These numbers are calculated based on the requirements of the SEC and do not reflect the Company's estimate of future price growth.

        The following table sets forth the value of the unexercised options at September 30, 2004. No options were exercised during this fiscal year. The market price of the Company's Common Stock at September 30, 2004 was $2.99.


                                           FY-END OPTION VALUES


                                        Number of Unexercised               Value of Unexercised
                                             Options at                    In-the-Money Options at
          Name                           September 30, 2004                  September 30, 2004
          ----                    ---------------------------------   ---------------------------------
                                   Exercisable       Unexercisable     Exercisable       Unexercisable
                                   -----------       -------------     -----------       -------------
Roy D. Crowninshield, Ph.D.           25,000              75,000           - 0 -              - 0 -
Manfred K. Kruger                    568,750              31,250         $ 692,425            - 0 -
George Lombardi                      208,000              10,000         $ 230,015          $ 3,200
Dr. Karl Koschatzky                   90,418              36,250         $ 119,619          $ 7,200

401(K) PLAN

        The Board of Directors of the Company approved a tax-deferred investment plan (the "401(k) Plan") effective in 1991. All full-time employees of the Company may elect to participate in the 401(k) Plan, once he or she has completed six (6) months of service to the Company. Under the 401(k) Plan, a participating employee is given an opportunity to make an elective contribution under a salary deferral savings arrangement of up to the maximum allowed by law. In addition, the Company makes a separate matching contribution, in an amount equal to fifty percent (50%) of the amount contributed by the employee. An employee of the Company may elect to retire after attaining age 65. At that time, the total amount contributed, plus any accumulated earnings, will be used to provide a lump sum payment to any retiring participant in the 401(k) Plan. Participants terminating employment prior to normal retirement date will be fully vested in their own elective contribution. Funds accumulated from the Company's matching contributions will vest over a six (6) year period. During Fiscal 2004, Mr. Lombardi participated in the 401(k) Plan at five percent (5%) of his salary.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding the Company's 1996 Stock Option Plan as of February 1, 2005.

                                                                                  (b)                   (c)
                                                          (a)                                   Number of securities
                                                                           Weighted-average     Remaining available
                                                Number of securities to    Exercise price of    For future issuance
                                                be Issued upon exercise       Outstanding      (excluding securities
                                                of Outstanding options,    options, Warrants       reflected in
Plan Category                                     Warrants and Rights         and Rights            Column (A))
-------------                                     -------------------         ----------            -----------
Equity compensation plan approved by
      Securities holders (1)..................         2,413,768                 $2.72                132,903
Equity compensation plan not approved by
      Securities holders.......................           -0-                     -0-                   -0-
                                                    ---------------           -----------           ------------

     Total                                             2,413,768                 $2.72                132,903

(1) Reflects options to purchase shares of the Company's common stock and shares available for Issuance under the Company's 1996 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee consists of Messrs. Farone, Pauken and Dr. Helderman. There are no "interlocks" as defined by the SEC with respect ot any member of the committee.

COMPENSATION COMMITTEE REPORT

        The following Report of the Compensation Committee and the information under the heading Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 together, the "Acts"), except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed uner the Acts.

        The Compensation Committee oversees the Company's compensation program. The goals of the Company's compensation program are to attract, retain, motivate and reward highly qualified management personnel and to provide them with long-term career opportunities. The Company's compensation philosophy is to provide its executives with a competitive total compensation package which motivates superior job performance, the achievement of the Company's business objectives, and the enhancement of shareholder value.

        Compensation of the Company's executive officers is reviewed annually by the Board of Directors and the Compensation Committee. Changes proposed for these employees are evaluated and approved by the Compensation Committee on an individual basis. The Company's general approach to compensating executive officers is to pay cash salaries which generally are competitive within ranges of salaries paid to executives of other similar companies, although the Company does not attempt to meet salary levels of such companies. Instead, the Committee sets overall compensation at a level it believes to be fair, based upon a subjective analysis of the individual executive's experience and past and potential contributions to the Company. The Committee also establishes bonus goals for executive officers so as to compensate them on a performance basis. To assist in determining appropriate overall compensation, the Compensation Committee also reviews information regarding the Company's revenues and income.

        Stock option grants to employees of the Company, including the Chief Executive Oficer, are made at the discretion of the Compensation Committee pursuant to the Company's 1996 Stock Option Plan. Factors and criteria to be used by the Committee in the award of stock options include individual responsibilities, individual prerformenace and direct and indirect contributions to the profitability performance and direct and indirect contributions to the profitability of the Company.

                                                 Respectfully submitted,
                                                 The Compensation Committee


                                                 Robert C. Farone
                                                 Thomas W. Pauken
                                                 J. Harold Helderman, M.D.

REPORT OF THE AUDIT COMMITTEE

        In connection with its duty to ensure the independence of the Company's auditors, and consistent with "Independence Standards Board Standard No. 61", the Audit Committee met with the Company's independent public accountants to discuss the auditor's independence. Based on those discussions, the Audit Committee and the independent accountants collectively concluded that there were no relationships between the auditor and its related entities and the Company and its related entities, which in the auditor's professional judgment may reasonably be thought to bear on its independence and no written disclosure of such relationships by the auditors was warranted under such circumstances. The Audit Committee received a confirmation letter from the Company's accountants that, in its professional judgment, the auditor is independent of the Company within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee also discussed with the independent public accountants the plans for the audit engagement, approved the services to be performed, determined the range of audit and non-audit fees, and reviewed the Company's system of internal accounting and controls.

        Following the completion of the auditors' examination of the Company's financial statements, with management present, the Audit Committee reviewed and discussed with the independent auditors the results of the auditors' examination of the financial statements, and the audited financial statements for the fiscal year ended September 30, 2004 ("Fiscal Year 2004"). In addition, the Audit Committee and management engaged in an open and frank discussion with the auditors of such matters as the consistency of the Company's accounting policies and their application, and the clarity, faithfulness, verifiability, neutrality and completeness of the accounting information included in the Company's financial statements, and all other communications required to be addressed by generally accepted auditing standard, including those describe in "Statement on Auditing Standards No. 61 - Communications with Audit Committees". Based on the foregoing reviews and discussions, the Audit Committee recommended to the full Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for Fiscal Year 2004 and filed with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors for the Company's fiscal year ending September 30, 2005, subject to shareholder approval, and the Board of Directors concurred in such recommendation.

                                               Respectfully submitted,
                                               The Audit Committee


                                               G. Russell Cleveland
                                               Robert C. Farone
                                               Carlton E. Turner, Ph.D., D.Sc.

PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative five (5) year total stockholder returns for the Company's Common Stock, with the cumulative return of the Nasdaq Stock Market - U.S. Index and an industry peer group. The industry peer group of companies selected by the Company is made up of the Company's publicly held competitors in the Medical Device industry. The graph assumes the investment of $100 on August 17, 2000, the date on which trading commenced on the American Stock Exchange. The comparisons reflect in the table and graph, however, are not intended to forcast the future performance of the Common Stock and may not be indicative of such future performance.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG TUTOGEN MEDICAL INC.,
                     AMEX MARKET INDEX AND PEER GROUP INDEX




                               [PERFORMANCE GRAPH]




Note: Assumes $100 invested on August 17, 2000 and assumes dividends reinvested.



                          8/17/00   12/31/00   12/31/01   12/31/02   12/31/03

TUTOGEN MEDICAL            100.00     64.71     47.84       51.76      70.75
PEER GROUP INDEX           100.00     87.66    106.68       86.27     126.91
NASDAQ MARKET INDEX        100.00     90.88     86.69       83.23     113.29

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of February 1, 2005 by (i) each person known to the Company to own beneficially more than five percent (5%) of its Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers as a group. As of February 1, 2005 there were approximately 15,915,960 shares of Common Stock issued and outstanding.

-------------------------------------------------------------------------------------------------------------------

    Name and Address                                                       Amount and Nature        Percentage
    of Beneficial Owner                                                of Beneficial Owner (1)(2)   of Class (3)
-------------------------------------------------------------------------------------------------------------------
SPV 1996 LP.........................................................           1,896,794                11.92%
    101 Finsbury Pavement
    London, England
    EC2A 1EJ

Zimmer CEP (formerly Centerpulse) USA Holding Co....................           5,297,124                33.28%
    Subsidiary of Zimmer Holdings, Inc.
    345 East Main Street
    Warsaw, IN 46580

G. Russell Cleveland (4)............................................             107,300                   *

Roy D. Crowinshield, Ph.D. (11).....................................              35,000                   *

Robert C. Farone (5)................................................             145,814                   *

J. Harold Helderman, M.D. (7).......................................             110,000                   *

Dr. Karl Koschatsky (8).............................................              96,668                   *

Manfred K. Kruger (8)...............................................             581,250                 3.52%

George Lombardi (8).................................................             210,500                 1.31%

Guy L. Mayer (8)....................................................              62,500                   *

Richard J. May (6)..................................................               - 0 -                  -0-

Thomas W. Pauken (9)................................................             380,540                 2.37%

Carlton E. Turner, Ph.D., D.Sc. (8).................................              60,000                   *

All directors and officers as a group (11 persons) (10).............           7,086,696                41.05%

*       Less than one percent (1%)
(1) In accordance with Rule 13d-3 promulgated pursuant to the Exchange Act, a person is deemed to be the beneficial owner of the security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within sixty (60) days. As used herein, "voting power" is the power to vote or direct the voting of shares and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.
(2) Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the Common Stock beneficially owned by them.
(3) In calculating the percentage ownership for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty (60) days after November 30, 2004 held by such individual or group.
(4) Includes 50,000 shares of Common Stock issuable upon exercise of options exercisable within sixty (60) days. Mr. Cleveland is the President and majority shareholder of Renaissance Capital Group, Inc. His business address is 8080 N. Central Expressway, Suite 210-LB 59, Dallas, TX 75206.
(5) Includes 50,000 shares of Common Stock issuable upon exercise of options exercisable within sixty (60) days.
(6) Mr. May serves on the board as representative of Zimmer. Mr. May disclaims beneficial ownership of the shares owned by Zimmer CEP USA Holding Co., a subsidiary of Zimmer.
(7) Includes 90,000 shares of Common Stock issuable upon exercise of options and warrants exercisable within sixty (60) days.
(8) All of the shares of Common Stock beneficially owned by Drs. Koschatzky and Turner and Messrs. Kruger, Lombardi and Mayer are derivative securities issuable upon exercise of options exercisable within sixty
        (60) days.
(9) Mr. Pauken has beneficial ownership in 330,540 shares of Common Stock, which includes 120,000 shares of Common Stock issuable upon exercise of options and warrants exercisable within sixty (60) days and, as Trustee of Capital Partners II, Ltd. Liquidating Trust, has voting rights to 50,000 shares owned by the Trust.
(10)    Includes shares owned by Zimmer CEP USA Holding Co., a subsidiary of
        Zimmer.
(11) Includes 25,000 shares of Common Stock issuable upon exercise of options and warrants exercisable within sixty (60) days.

                              RELATED TRANSACTIONS

        The Company has an exclusive license and distribution agreement with Zimmer Spine, a wholly owned subsidiary of Zimmer, whereby Zimmer Spine has been granted the right to act as the Company's exclusive distributor of bone tissue for spinal applications in the United States. For the year ended September 30, 2004, sales to Zimmer Spine were $4.8 million, which represented sixteen percent (16%) of the Company's total revenues.

        The Company has also engaged Zimmer Dental, also a wholly owned subsidiary of Zimmer, to act as an exclusive distributor for the Company's bone tissue for dental applications in the United States and certain international markets. For the year ended September 30, 2004, Dental was paid commissions aggregating approximately $3.2 million on revenues of $6.9 million.

        Centerpulse, a wholly owned subsidiary of Zimmer is the owner of approximately thirty-three and three-tenth percent (33.3%) of the Company's outstanding shares of Common Stock and has representation on the Company's Board of Directors.

                     PRINCIPAL ACCOUNTING FEES AND SERVICES

        The following table represents the aggregate fees billed for professional audit services rendered to the Company by Deloitte & Touche, L.L.P. for the audit of the Company's annual financial statements for the years ended September 30, 2004 and 2003, and all fees billed for other services by Deloitte & Touche L.L.P. during those periods:

                Year Ended September 30,                   2004         2003
                ------------------------                   ----         ----

                Audit fees (1)                           $105,500     $126,873
                Audit-related fees (2)                     27,864        - 0 -

                Tax fees (3)                               11,462        4,134

                All other fees (4)                          - 0 -       16,212
                                                         --------     --------
                Total Accounting Fees and Services       $144,826     $143,085

        (1) AUDIT FEES. These are fees for professional services for the audit of the Company's annual financial statements, and for the review of the financial statements included in the Company's filings on Form 10Q and for services that are normally provided in connection with statutory and regulatory filings or engagements.
        (2) AUDIT-RELATED FEES. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of the Company's financial statements.
        (3) TAX FEES. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.
        (4) ALL OTHER FEES. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

PRE-APPROVAL POLICY FOR AUDIT AND NON-AUDIT SERVICES

        The Company's Audit Committee has responsibility for the approval of all audit and non-audit services before the Company engages an accountant. All of the services rendered to the Company by Deloitte & Touche L.L.P. for the fiscal years ended September 30, 2004 and 2003 were pre-approved by the Audit Committee before the engagement of the auditors for such services.

        The Company and the Audit Committee are working with the Company's legal counsel to establish formal pre-approval policies and procedures for all future engagements of the Company's accountants. In accordance with the rules and regulations of the U.S. Securities and Exchange Commission relating to the independence of auditors, the Company's new pre-approval policies and procedures will be detailed as to particular services, will require that the Audit Committee be informed of each service, and will prohibit the delegation of any pre-approval responsibilities to the Company's management.

        The Company's pre-approval policy will expressly provide for the annual pre-approval of all audit, audit-related and all non-audit services proposed to be rendered by the independent auditor for the fiscal year, as specifically described in the auditor's engagement letter, such annual pre-approval to be performed by the Audit Committee. The new policy will also provide that all additional engagements of the auditor that were not approved in the annual pre-approval process, and all engagements that are anticipated to exceed previously approved thresholds, shall be presented by the President or Chief Financial Officer of the Company to the Audit Committee for pre-approval, on a case-by-case basis, before management engages the auditors for any such purposes. The Audit Committee may be authorized to delegate, to one or more of its members, the authority to pre-approve certain permitted services, provided that the estimated fee for any such service does not exceed a specified dollar amount.

        All pre-approvals shall be contingent on a finding, by the Audit Committee, or delegates thereof, as the case may be, that the provision of the proposed services by the Company's auditor is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. In no event shall any non-audit related service be approved that would result in the independent auditor no longer being considered independent under the applicable rules and regulations of the Securities and Exchange Commission.

                                VOTING SECURITIES

        Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast at a meeting in which a quorum is present. In connection with an election of directors, votes may be cast in favor of, or withheld from, each nominee. Votes withheld from a nominee will be counted in determining whether a quorum has been reached. However, since directors are elected by a plurality, votes withheld from a nominee or nominees will be excluded entirely and will not be counted as a vote cast in an election of directors.

        In connection with the proposals to ratify the Company's auditors, votes may be cast "For" or "Against" a proposal, or a Shareholder may "Abstain" from voting on the proposal or proposals. Under the FBCA, at a meeting where a quorum is present, all matters submitted to Shareholders (other than an election of directors) are approved if the vote's cast in favor of the action exceeds the vote's cast in opposition to the matter presented (unless the Articles of Incorporation or state law requires a greater number of votes). Accordingly, with respect to any proposal coming before the Annual Meeting, other than the election of Directors, all abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum, but since they are neither a vote cast in favor of, or a vote cast against, a proposed action, abstentions and broker non-votes will not be counted as a vote cast on any matter coming before the meeting. A broker non-vote generally occurs when a broker, who holds shares in street name for a customer, does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

        Each Common Share outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon.

                  DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS
                           FOR THE 2006 ANNUAL MEETING

        Under the applicable laws of the Securities and Exchange Commission, Shareholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy that are mailed to all Shareholders in advance of the annual meeting. A Shareholder is eligible to submit a proposal for inclusion in the Company's proxy materials, if at such time the Shareholder owns at least one percent (1%) or $2,000 in market value of the Company's Common Stock. In addition, the Shareholder must have held such shares for at least one (1) year, and must continue to own such shares through the date of the 2005 Annual Meeting. Eligible Shareholders who wish to submit a proposal for inclusion in the Company's proxy materials for the 2005 Annual Meeting of Shareholders should submit the proposal(s), in writing, to the Office of the Secretary of the Company at the address set forth on the first page of this Proxy Statement. All such proposals must be received at the Office of the Secretary no later than November 15, 2005. The proposal must be in the form required by applicable rules of the Commission.


        Alternatively, Shareholders who wish to have a proposal presented at the 2006 Annual Meeting, but are not seeking to include the proposals in the Company's written proxy materials mailed to shareholders prior to the meeting, should submit the proposals to the Office of the Secretary of the Company between December 15, 2005 and January 31, 2006. There are no shareholder eligibility requirements for Shareholders who not seeking to include their proposals in the Company's written proxy materials. However, the proposals must include (i) a brief description of the matter to be brought before the Annual
Meeting and the reasons therefore, (ii) the name and record address of the Shareholder proposing the matter, (iii) the class and number of shares beneficially owned by the Shareholder, (iv) any material interest of the Shareholder, an immediate family member of the Shareholder, or an affiliate of the Shareholder in the proposed matter; and (v) any other information which is reasonably required in order to make the proposal not materially misleading. If the Chairman of the 2005 Annual Meeting determines that a matter has not been properly brought before the meeting in accordance with the foregoing procedures, such matter will not be presented and no action will be taken thereon at the Annual Meeting.

                                  ANNUAL REPORT

        The Company's annual report for the year ended September 30, 2004 (the
"Annual Report") accompanies this proxy statement. The Annual Report contains a copy of the Company's Form 10-K Report (without exhibits) for the year then ended.

                               SOLICITATION COSTS

        The Company will bear the costs of preparing, assembling and mailing the Proxy Statement, the proxy card, and the 2004 Annual Report in connection with the Annual Meeting. In addition to the use of the mail to solicit proxies for the Annual Meeting, certain employees of the Company may be utilized by the Company to solicit Shareholders' proxies by telephone, telegraph or in person.
Such employees will not receive additional compensation for such services to the Company. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the proxy materials to beneficial owners and to obtain authorization from beneficial owners for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials to beneficial owners.

                                  OTHER MATTERS

        At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the 2005 Annual Meeting, other than the proposals specifically identified in the Notice of Annual Meeting of Shareholders and described above. If any other matters are properly submitted for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting on such matters in accordance with their best judgment, after consultation with the Board of Directors.

                                            By Order of the Board of Directors



                                                Roy D. Crowinshield, Ph.D.
                                                   CHAIRMAN OF THE BOARD

February 8, 2005
West Paterson, New Jersey

                                       20

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

[LOGO] Tutogen Medical, Inc.











-------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD
-------------------------------------------------------------------------------------------------------------------------------

  A  ELECTION OF DIRECTORS

  1. The Board of Directors recommends a vote FOR the listed nominees.

                                    FOR   WITHHOLD                                         FOR   WITHHOLD

     01 - G. Russell Cleveland      [ ]     [ ]            05 - Guy L. Mayer               [ ]     [ ]

     02 - Robert C. Farone          [ ]     [ ]            06 - Thomas W. Pauken           [ ]     [ ]

     03 - Richard J. May            [ ]     [ ]            07 - Carlton E. Turner          [ ]     [ ]

     04 - J. Harold Helderman       [ ]     [ ]            08 - Roy D. Crowninshield       [ ]     [ ]


  B  ISSUES

  The Board of Directors recommends a vote FOR the following proposals.

                                                FOR   AGAINST  ABSTAIN

  2. Amend the Company's 1996 Incentive and
     Non-Statutory Stock Option Plan            [ ]     [ ]      [ ]
     increasing the total number of shares
     covered by the Plan from 3,500,000 to
     4,000,000.

  3. Ratify the appointment of Deloitte and                                 Mark box at the right if you plan to
     Touche L.L.P. as the Company's auditors    [ ]     [ ]      [ ]        attend the meeting.                    [ ]
     for the 2005 fiscal year.

  4. In their discretion, on such other
     business as may properly come before the
     meeting.                                   [ ]     [ ]      [ ]


  C  AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
  NOTE: Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his title. This Proxy shall be deemed valid for all shares held in all capacities that they are held by the signatory.

  Signature 1 - Please keep signature within      Signature 2 - Please keep signature within       Date (mm/dd/yyyy)
                the box                                         the box
  ---------------------------------------------   ----------------------------------------------   ----------------------------

                                                                                                          /        /

  ---------------------------------------------   ----------------------------------------------   ----------------------------

--------------------------------------------------------------------------------
PROXY - TUTOGEN MEDICAL, INC.
--------------------------------------------------------------------------------

ANNUAL MEETING OF SHAREHOLDERS MARCH 14, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of Common Shares of Tutogen Medical, Inc., a corporation organized under the laws of the state of Florida, does hereby appoint Roy D. Crowninshield and Guy L. Mayer, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the Common Shares of Tutogen Medical, Inc. that the undersigned held of record at 5:00 p.m., Eastern Standard Time, on February 1, 2005 at the Annual Meeting of Shareholders of Tutogen Medical, Inc. to be held at the Doubletree Hotel, located at the Dallas Campbell Centre, 8250 North Central Expressway, Dallas, Texas 75206 on March 14, 2005, at 10:00 a.m., local time, or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS; THE AMENDMENT OF THE COMPANY'S STOCK OPTION PLAN; AND FOR THE RATIFICATION OF THE AUDITORS.


  (PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD EXACTLY AS YOUR NAME OR NAMES
   APPEAR ON THE REVERSE SIDE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.)